Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim High Yield Bond Portfolio

(the “Portfolio”)

Supplement dated August 3, 2009 to the Prospectus for

Maxim Series Fund, Inc., dated May 1, 2009, and to the

Statement of Additional Information for Maxim Series Fund, Inc., dated May 1, 2009

Effective August 3, 2009, the Sub-Adviser to the Maxim High Yield Bond Portfolio changed from Western Asset Management Company to Putnam Investment Management, LLC.

The Board of Directors of Maxim Series Fund, Inc. (the “Fund”), including the Directors who are not interested persons of the Fund, as defined in the Investment Company Act of 1940 (“1940 Act”), at an in-person meeting held on April 23, 2009, unanimously approved a sub-advisory agreement with Putnam Investment Management, LLC.

The Fund operates under a manager-of-managers structure in accordance with an order issued by the U.S. Securities and Exchange Commission (the “SEC”). The order permits GW Capital Management, LLC (doing business as Maxim Capital Management, LLC) (“MCM”), the investment adviser to the Fund, and the Fund to enter into and materially amend sub-advisory agreements without shareholder approval, subject to certain conditions. The relief granted by the SEC, however, does not extend to a sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the Fund or MCM, other then by reason of serving as a sub-adviser to one or more of the Fund’s portfolios. Putnam Investment Management, LLC is, or could be deemed to be, an affiliated person of MCM by virtue of being under common control with MCM.

As such, the approval of the sub-advisory agreement with Putnam Investment Management, LLC for the Maxim High Yield Bond Portfolio (“Sub-Advisory Agreement”) was submitted to a shareholder vote at a Special Meeting of Shareholders held on July 31, 2009. At the Special Meeting of Shareholders, the Sub-Advisory Agreement was unanimously approved.

Effective August 3, 2009, the following changes are made to the Prospectus:

The references to “Western Asset Management Company” on pages 6 and 82 of the Prospectus are deleted and replaced with “Putnam Investment Management, LLC.”

The “Principal Investment Strategies” on page 6 of the Prospectus are deleted and replaced with the following:

“Under normal circumstances, the Portfolio will invest a minimum of 80% of its total assets in publicly registered high yield (i.e. rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuers option to pay in kind). Up to 25% of the Portfolio's total assets may be invested in non-corporate debt securities. Up to 20% of the total assets of the Portfolio may be invested in equity securities, including convertible preferred stock, common stock, and warrants.

The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars.

No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

Typically, the composition of cash and money market instruments does not exceed 20% of the total assets of the Portfolio. It is expected, however, that the Sub-Adviser will make active use of short-term reserves when deemed appropriate.

Except for obligations issued or guaranteed by the US. Government, no more than 5% of the total assets of the Portfolio will be invested in the assets of any one issuer. No more than 25% of the total assets of the Portfolio will be invested in any one industry, as defined by the Sub-Adviser.

All investment guidelines apply at the time the security is purchased for the Portfolio.”

The information about Western Asset Management Company on page 89 of the Prospectus is deleted and replaced with the following:

“Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam is an affiliate of MCM and GWL&A. Putnam is a subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to MCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Putnam has managed mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family.

The primary portfolio managers of the Maxim High Yield Bond Portfolio are Paul D. Scanlon, Norman Boucher, and Robert Salvin. The Portfolio is led by Paul D. Scanlon, CFA, Managing Director and Team Leader for the U.S. High Yield Team. Messrs. Norman Boucher and Robert Salvin are also Portfolio Managers that manage the Maxim High Yield Bond Portfolio.

Mr. Scanlon, a CFA charterholder has been with Putnam since 1999, and has been in the investment industry since 1986. Mr. Boucher, a Managing Director, joined Putnam in 1998 as an Analyst and served as a Portfolio Manager in the U.S. High Yield group before moving to Putnam’s London office to manage the European high-yield portfolios. Mr. Boucher rejoined the U.S. High Yield team in 2005 and has been in the investment industry since 1985. Mr. Salvin, a Managing Director, has been in the investment industry since 1986 and joined Putnam in 2000. Messrs. Scanlon, Boucher and Salvin also manage other Putnam Funds managed by Putnam or an affiliate.”

Effective August 3, 2009, the following changes are made to the Statement of Additional Information:

The information about Western Asset Management Company beginning on page 54 of the Statement of Additional Information is deleted and replaced with the following:

“PUTNAM INVESTMENT MANAGEMENT, LLC

Putnam Investments Management, LLC (“Putnam”) a subsidiary of Putnam Investments, LLC, is owned through a series of subsidiaries by Great-West Lifeco. Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

Putnam serves as the Sub-Adviser to the Maxim High Yield Bond Portfolio pursuant to a Sub-Advisory Agreement, dated August 3, 2009. Putnam is registered as an investment adviser under the Advisers Act and has its principal business address at One Post Office Square, Boston, MA 02109.

MCM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.35%.

Other Accounts Managed

Paul Scanlon, Norman Boucher and Robert Salvin are responsible for the day-to-day management of the Portfolio. The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio manager (s) also has day-to-day management responsibilities. The tables provide the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2009.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Paul Scanlon	15	6,015.5	20	1,708.5	6	453.9	2	134.5	0	0	0	0
Norman Boucher	7	2,532.1	4	321.8	6	453.9	0	0	0	0	0	0
Robert Salvin	8	3,154.7	5	327.3	6	453.9	0	0	0	0	0	0

Material Conflicts of Interest Policy

Like other investment professionals with multiple clients, the Portfolio’s investment managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed above under “Other Accounts Managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
•

All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•

All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The Portfolio’s investment managers may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio’s investment managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Portfolio’s investment managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the Portfolio’s investment managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the Portfolio and other accounts purchase or sell the same securities. On occasions when the Portfolio’s investment managers consider the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Portfolio) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the Portfolio and another Putnam advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Portfolio. Depending on another account’s objectives or other factors, the Portfolio’s investment managers may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio’s investment managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The Portfolio’s investment managers may also face other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts.

Compensation

Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this Portfolio, the peer group Putnam compares Portfolio performance against is the Lipper High Current Yield Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages. The period over which performance is measured is the lesser of 3 years or the length of time which the portfolio manager has managed the fund.

Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance, qualitative performance factors and other considerations at Putnam’s discretion. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolio.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Statement of Additional Information, dated May 1, 2009, and should be retained for future reference.

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